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                                                                 Exhibit 10.7.2

                                AMENDMENT NO. 1

Amendment No. 1 to the Master Purchase Agreement between Nortel Networks, Inc., formally Northern Telecom Inc. ("Nortel Networks"), and Telergy Network Services, Inc. ("Company") effective February 26, 1999 ("Agreement").

WHEREAS, the parties wish to amend the Agreement to include the following Product Annex(es) in Exhibit A of the Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth, the parties agree as follows:

1. Product Annex A.4, attached hereto, is added to Exhibit A of the Agreement and the appropriate terms of the Agreement are hereby modified to the extent specified in Product Annex A.4.

2. This Amendment No. 1 shall be made effective as of the date of execution by the latter of the parties.

3. Except as expressly modified above, the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THEIR DULY AUTHORIZED REPRESENTATIVES TO EXECUTE THIS AMENDMENT NO. 1 ON THE DAY AND YEAR LAST WRITTEN BELOW.

TELERGY NETWORK SERVICES, INC.       NORTEL NETWORKS INC.


BY:    /S/ William M. Kelly, Jr.      By:          /s/ Cynthia C. Hemme
    ------------------------------        --------------------------------------
             (signature)                                (signature)

Name:     William M. Kelly, Jr.       Name:           Cynthia C. Hemme
      ----------------------------          ------------------------------------
               (print)                                    (print)

Title:         Exec. V.P.             Title: Vice President, Marketing-Contracts
       ---------------------------           -----------------------------------

Date:           5/24/99               Date:                6-8-99
      ----------------------------          ------------------------------------


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                                   EXHIBIT A

                               PRODUCT ANNEX A.4

                            FRAUD SOLUTIONS PRODUCTS

The supplemental terms and conditions provided below take precedence over any conflicting terms and conditions specified, in the Sections noted below or elsewhere, in the Agreement as such terms and conditions apply to the range of SuperSleuth(TM) Software products developed by Fraud Solutions ("Fraud Solutions Products").

ARTICLE 3, SECTION 3.1

With regard to the subject of submitting Orders, the following shall apply:

     Orders for Fraud Solutions Products shall be submitted separately and sent via facsimile followed by a hard copy sent via U.S. Mail to the following address:

          Fraud Solutions
          Attn: Walt Shedd
          9580 Oak Avenue Parkway, 7-165
          Folsom, California 95630
          Fax: 916-987-7265

ARTICLE 3, SECTION 3.2

With regard to the subject of payment of Orders, the following shall apply:

     Payment for all Orders for Fraud Solutions Product placed hereunder shall be governed by the Payment Schedule identified in Attachment 1 of this Product Annex A.4.

ARTICLE 4, SECTION 4.4

With regard to the subject of invoicing for Products and Services, the following shall apply:

     Products and Services purchased pursuant to this Product Annex A.4 shall be invoiced separately, and Services purchased pursuant to a support plan, as identified in Attachment 1 of this Product Annex, A.4, shall be invoiced annually in advance.

ARTICLE 5, SECTION 5.1

With regard to the subject of reschedule of an Order, the following shall apply:

     Company may only reschedule an Order with the written consent of Nortel Networks.


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ARTICLE 7, SECTION 7.1

With regard to the subject of Company's cancellation of an Order, the following shall apply:

     Unless otherwise mutually agreed in writing, Customer may not cancel an Order.


ARTICLE 8, SECTION 8.1

With regard to the subject of Hardware warranty, the following shall apply:

     In the event any Hardware is provided hereunder, such Hardware will be considered Third Party Hardware.


ARTICLE 8, SECTION 8.2

With regard to the subject of installation Services warranty, the following shall apply:

     No installation Services warranty shall arise with respect to Fraud Solutions Products purchased hereunder.


ARTICLE 8, SECTION 8.3

With regard to the subject of Software warranty, the following shall apply:

     Nortel Networks shall warrant that any Licensed Software shall function without any material, service-affecting, non-conformance to the applicable Specifications for a period of ninety (90) days from Acceptance.


ARTICLE 10, SECTION 10.1

     There are no additional terms regarding Third Party Hardware and Third Party Software.


ARTICLE 10, SECTION 10.15

With regard to the subject of Software support Services for Fraud Solutions Products, the following shall apply:

     Nortel Networks shall provide Software Maintenance Services in accordance with a separate Services Agreement at the prices set forth in Attachment 1 of this Product Annex A.4, to be executed between the parties for a Software release.

Fraud Solutions Annex 5-24-99           2